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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): April 27, 1999



                            MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)



Delaware                             0-22154            52-1469385
(State or other jurisdiction of      (Commission        (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)



                           2115 East Jefferson Street
                           Rockville, Maryland 20852
             (Address of principal executive offices and zip code)


                                 (301) 984-5000
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

        On April 28, 1999, Manugistics Group, Inc. (the "Company") issued a press release announcing that Gregory J. Owens, former Global Managing Partner of the Andersen Consulting Supply Chain Management Practice, has become the Company's new Chief Executive Officer and President, and that he will become a member of the Company's Board of Directors.

        A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report:

Exhibit Number  Description
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  99            Press Release dated April 28, 1999.
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                                   SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 28th day of April, 1999.


                                        MANUGISTICS GROUP, INC.


                                            /s/ Peter Q. Repetti
                                        By:_________________________
                                           Peter Q. Repetti
                                           Senior Vice President and
                                           Chief Financial Officer
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                                 EXHIBIT INDEX
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  Exhibit Number  Description
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  99              Press Release dated April 28, 1999.